UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  March 1, 2013

VIROPHARMA INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-021699	23-2789550
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation or Organization)		Number)

730 STOCKTON DRIVE, EXTON, PENNSYLVANIA	19341
(Address of Principal Executive Offices)	(Zip Code)

(610) 458-7300
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01              Other Events.

The U.S. Food and Drug Administration (FDA) provided ViroPharma Incorporated  responses to questions related to the regulatory and development path for Plenadren (hydrocortisone modified release tablets). The FDA has indicated the data filed in the European Union and approved by the European Medicines Agency related to use of Plenadren for treatment of adrenal insufficiency in adults are not sufficient for assessment of benefit/risk in a marketing authorization submission in the United States and that additional clinical data would be required.   We are currently reviewing the FDA feedback and will seek to meet with the FDA to discuss potential Phase 3 study design. Our decision whether to pursue regulatory approval for Plenadren in the United States will be dependent upon, among other things, additional feedback from the FDA regarding potential Phase 3 study design.

Forward Looking Statements

Certain statements in this filing contain forward-looking statements that involve a number of risks and uncertainties. Forward-looking statements provide our current expectations or forecasts of future events, including the regulatory and clinical path to seek marketing authorization in the United States. There can be no assurance that we will pursue a marketing authorization for Plenadren in the United States. In the event we conduct additional clinical studies with Plenadren, there can be no assurance that the studies with Plenadren will yield positive results, demonstrate that Plenadren provides a significant measure of safety over existing therapies or support filing for a marketing authorization in the United States. The FDA may view any future clinical data regarding Plenadren as insufficient or inconclusive, request additional data, require additional clinical or CMC related studies, delay any decision past the time frames anticipated by us, limit any approved indications, or deny the approval of Plenadren. In addition, there can be no assurance that Plenadren will receive orphan exclusivity. In order to receive orphan exclusivity in the United States the FDA has requested that we demonstrate that Plenadren provides a significant measure of safety over existing therapies. These factors, and other factors, including, but not limited to those described in our annual report on Form 10-K for the year ended December 31, 2012 filed with the Securities and Exchange Commission, could cause future results to differ materially from the expectations expressed in this filing. The forward-looking statements contained in this filing are made as of the date hereof and may become outdated over time. ViroPharma does not assume any responsibility for updating any forward-looking statements. These forward looking statements should not be relied upon as representing our assessments as of any date subsequent to the date of this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIROPHARMA INCORPORATED

Date: March 5, 2013	By:	/s/ J. Peter Wolf
J. Peter Wolf
Vice President, General Counsel and Secretary